REVENUES	3 Months Ended
Mar. 31, 2022
Revenue from Contract with Customer [Abstract]
REVENUES	REVENUES
Contract Liabilities

Contract liabilities in the accompanying condensed consolidated balance sheets relate to payments received in advance of satisfying performance obligations under our contracts and are realized when the associated revenue is recognized under the contracts. During the three months ended March 31, 2022, changes in contract liabilities were as follows (in thousands):

Three Months Ended March 31, 2022
Beginning balance	$384
Revenues recognized	(72)
Increase due to billings	19
Ending balance	$331

Contract liabilities are earned as services and prototypes are transferred to the customer. The remaining contract liability balance as of March 31, 2022 is expected to be earned and recognized as revenue within the next 12 months.
Backlog

As of March 31, 2022, we had executed certain contracts with customers to deliver specific battery packs, modules, and battery management system and software services. These contracts contain minimum quantity purchase requirements that are non-cancellable (other than for a breach by Romeo), and we have enforceable rights to pursue payments due under these contracts under make-whole provisions, or through customary remedies for breach of contract if the minimum quantities are not ordered. The following table presents the non-cancellable minimum purchase commitments under such contracts as of March 31, 2022 (in thousands):

Contractual Minimum Purchase Commitments
Purchase contracts with make-whole provisions (1)	$316,629
Purchase contracts with provisions of customary remedies for breach of contract (2)	95,379
Total	$412,008

(1)     For approximately $316.6 million of unsatisfied performance obligations related to minimum quantity purchase commitments, if the customers do not follow through on their minimum purchase commitments, we would receive a maximum of $297.4 million under certain make-whole provisions included in these contracts.

(2) For the remaining $95.4 million of unsatisfied performance obligations related to minimum quantity purchase commitments included in these contracts, if the customers do not follow through on their minimum purchase commitments, we would seek damages through customary remedies for breach of contract.

The following table presents the estimated revenue expected to be recognized in the future related to performance obligations that are unsatisfied (or partially unsatisfied) as of March 31, 2022 (in thousands):

Revenues Expected To be Recognized
April 1, 2022 through December 31, 2022	$33,429
January 1, 2023 through December 31, 2024	278,273
Thereafter	100,306
Total	$412,008

These amounts exclude any potential adjustments for variable consideration which could arise from provisions in our contracts where the price for a product or service can change based on future events. Based on practical expedient elections permitted by ASC 606, Revenue from Contracts with Customers, the Company does not disclose the value of unsatisfied performance obligations for variable consideration that is allocated entirely to a wholly unsatisfied performance obligation.

Disaggregation of Revenues
We earn revenue through the sale of products and services. Product and service lines are the disaggregation of revenues primarily used by management, as this disaggregation allows for the evaluation of market trends, and certain product lines and services vary in recurring versus non-recurring nature. We do not have any material sales outside of North America.

The following table disaggregates revenues by when control is transferred for the three months ended March 31, 2022 and 2021 (in thousands):

	Three Months Ended March 31,
	2022	2021
Point in time	$11,402	$612
Over time	169	442
Total	$11,571	$1,054